SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1998
                         OF LINCOLN BENEFIT LIFE COMPANY
                              VARIABLE LIFE ACCOUNT

Lincoln Benefit Life Company ("Company") has contracted with Allstate Life Financial Services, a wholly owned subsidiary of Allstate Life Insurance Company and affiliate of the Company, to serve as principal underwriter of the Investor's Select variable universal life insurance policies, effective November 25, 1998. Prior to this time Lincoln Benefit Financial Services, a wholly owned subsidiary of the Company, served as the principal underwriter. In accordance with this change, the following revision is made to the Prospectus.

On page 18, under the heading of DISTRIBUTION OF THE POLICY, the language is deleted in its entirety and the following is substituted in its place:

                            DISTRIBUTION OF POLICIES

Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency.

Allstate Life Financial Services ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as principal underwriter of the Policies. ALFS is a wholly owned subsidiary of Allstate Life Financial Services. It is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

Registered representatives who sell the policy will be paid a maximum sales commission of approximately 70% of all Premiums up to the first year Safety Net premium plus 2.50% of any additional premiums in the first year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

During 1997, 1996, and 1995, the Company paid to its former principal underwriter of the Policies, Lincoln Benefit Financial Services ("LBFS"), gross commissions for the sale of Policies of approximately $8,915,279, $7,037,383, and $3,757,779, respectively. Of the gross commissions received, LBFS (as principal underwriter) retained $287,038, $275,232, and $168,907, respectively. The amounts not retained by LBFS were paid to other independent broker/dealers and registered representatives of LBFS for distribution of the Policies.






On page 1, the following information is generally added:

Each of the Subaccounts and Fixed Account may not be available in all states. You should check with your representative or call us for further information on the availability of these accounts.


Please attach this page to your Prospectus and retain it for future reference. If you have any questions regarding this information, please call us at 1-800-865-5237, or 1-877-525-5727.

Form # LBL 2496